Investment Presentation February 2010 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act
of 1995.   Examples of forward-looking statements include, but are not limited to, statements relating to our future results, areas of future revenue growth, anticipated contingent commission revenue, anticipated performance of our clean-energy investments, impact of expense reductions, future acquisition activity, and the future of the insurance and insurance brokerage industries.  Forward-looking statements made by or on behalf of Gallagher are subject to risks and uncertainties that could cause Gallagher’s actual results to be materially different than those expressed in our forward-looking statements, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; alternative insurance markets continue to grow, which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent;
Gallagher’s revenues vary significantly from period-to-period as a result of the timing of policy inception dates and the net effect of new and lost business production; Gallagher faces significant competitive pressures; disruptions in the credit and financial markets could limit access to capital and credit and make it more difficult for Gallagher to obtain financing for its operations or investments or increase its cost of obtaining financing; the recession could adversely affect Gallagher’s business in a number of ways, including by causing its clients to purchase less insurance coverage, by leading to a continued reduction in the number of claims processed by Gallagher, or by causing insurance companies with which
Gallagher does business to experience liquidity problems, withdraw from writing certain coverages, or fail; Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher; Gallagher’s debt agreements contain restrictions and covenants that could significantly impact Gallagher’s ability to operate its business; Gallagher could incur substantial losses if one of the commercial banks it uses fails; Gallagher’s non-U.S. operations expose it to certain risks such as exchange rate fluctuations, geopolitical risk, and risks related to regulatory requirements including those imposed by the U.S. Foreign Corrupt Practices Act; Gallagher is subject to insurance industry regulation worldwide, and such regulations could change at any time; changes in Gallagher’s accounting estimates and assumptions could adversely affect its financial position and operating results; Gallagher is subject to a number of contingencies and legal proceedings;
rising employee benefits costs (including pension expense) could reduce Gallagher’s profitability; Gallagher’s effective income tax rate and obligations under tax indemnity agreements may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of past, current or future tax laws or developments resulting in the loss or unavailability of historically claimed tax credits under Section 29 of the Internal Revenue Code (IRC); there are significant uncertainties related to Gallagher’s IRC Section 45-related investments, which must be favorably resolved in order for
Gallagher to recoup these investments and generate earnings on them; and operations at the IRC Section 45 facilities could subject Gallagher to environmental and product liability claims and environmental compliance costs. For a further discussion of certain of the matters described above see Item 1A, “Risk Factors” in Gallagher’s Annual Report on
Form 10-K for the year ended December 31, 2009.
Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995

Certain Non-GAAP Financial Measures
This presentation contains certain information that may be considered “non-GAAP financial measures”
within the meaning of SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with
U.S. generally accepted accounting principles (GAAP).  Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to GAAP is provided on our
Web site at www.ajg.com.
Pretax earnings from continuing operations for 2006 and 2005 were adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations and to eliminate the impact of medical and pension plan changes.  Charges in 2006 relating to retail contingent commission related matters and medical plan changes totaled $9.0 million (or $5.4 million after tax) and $7.5
million (or $4.5 million after tax), respectively.   Charges in 2005 relating to retail contingent commission
matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $5.2 million (or
$3.6 million after tax), respectively.  In addition, Gallagher recognized a pension curtailment gain of $10.0 million (or $6.0 million after tax) in 2005.  There were no such charges or gains in 2007 to 2009.  These adjustments, which Gallagher believes are for non-recurring items, were made to GAAP earnings from continuing operations in 2006 and 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters, claims handling obligations and medical and pension plan changes.
Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of its operating performance and financial condition that may not be otherwise apparent from the information Gallagher provides in accordance with GAAP.  Gallagher’s industry peers provide similar non-GAAP supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments.  This non-GAAP information provided by Gallagher should be used in addition to, but not as a substitute for, the GAAP information provided.

Arthur J. Gallagher & Co.
l
Among the world’s top 5 insurance brokers*
Retail & Wholesale – 90% U.S., 10% International
•
Largest Managing General Agent*
•
One of the fastest growing Lloyd’s brokers
•
Predominate focus on middle-market space
l
Largest P/C third-party administrator*
Adjusting WC, liability & property claims/BPO
85% U.S., 15% International
2009 Business Insurance
Readers Choice Award
l
Simple business model:  we sell insurance and adjust claims
l
No underwriting risk
*According to Business Insurance
magazine

In February 2009 We Said
l
We were well-positioned coming into 2009
EBITDAC –
$291m in 2008
Roll-over of 2008 M&A into 2009 –
$25m to $30m
EBITDAC
Cost-containment in 2009 –
$25m to$30m EBITDAC
Completed 4% workforce reduction in 2008
l
We would return cash to stockholders
Strong history of dividends & repurchases
l
We would complete Liberty Mutual/Wausau deal
Little EBITDAC in 2009 but $30m+ in 2010

We Did What We Said
l
Grew EBITDAC by $50m in 2009 up 17%
Roll-over of 2008 M&A into 2009 – $25m to $30m
EBITDAC
Cost-containment in 2009 – $25m to $30m EBITDAC
Liberty Mutual/Wausau integration
–
Approx. $10m in EBITDAC in 2009
Despite negative organic growth
l
Maintained $1.28 dividend

In 2009 We Also
l
Hired production teams – U.S., London, Canada
l
Regained ability to accept contingent
commissions
l
Completed $150m private debt placement at
5.85% rate
l
Reduced middle and back-office workforce by
another 4%
l
Built 8 clean-energy facilities

Positioned Coming Into 2010
l
Roll-over of 2009 M&A into 2010
–
$12m to $15m
EBITDAC
–
Includes Liberty Mutual/Wausau
l
Cost containment – net $20m reduction in
workforce costs
l
Potential
–
up to $6m to $10m net earnings from
clean energy facilities in 2010 and up to $40m
from 2011 through 2019
l
Up to $10m in additional contingent commissions
in 2011

Environment Still Challenged
l
Headwinds Continue
Soft P&C Insurance Market
•CIAB
– 5% to 6% average pricing decline in 2009
Still Seeing Economic Issues
•Reduced payrolls, exposure units and claim
counts
•Lag effect in brokerage renewals
Lower Investment Yields
•Cash in no-yield, government-protected accounts
•Expect only $3m to $4m again in 2010

Two Core Businesses
l
2009 Revenues – $1.7 billion
l
2009 EBITDAC – $341 million
Brokerage 74%
(Selling Insurance)
Risk Management 26%
(Adjusting Claims)
Brokerage 82%
Risk Management 18%
See important disclosures regarding
Non-GAAP measures on page 3

Brokerage Segment
l
2009 Revenues – $1.3 billion
Retail  81%
Mostly U.S. and
Canada
Wholesale 19%
Mostly U.S. and U.K.
See important disclosures regarding
Non-GAAP measures on page 3
l
2009 EBITDAC – $280 million

12 Brokerage Segment Revenues From Continuing Operations $600 $800 $1,000 $1,200 $1,400 8 % CAGR 2005 2006 2007 2008 2009 $864 $1,007 $1,114 $1,188 $1,276 $946 2004

Brokerage Segment EBITDAC
from Continuing Operations*
*See important disclosures regarding
Non-GAAP measures on page 3
$150
$175
$200
$225
$250
$275
$300
2004 2005 2006 2007 2008 2009
$211
$280
$233
$228
$207
$193
7% CAGR

14 l Drive top-line growth Domestic International l Cost containment l Stay in sweet spot Middle to upper commercial market Very niche-focused Brokerage Segment Focus

Niche/Practice Groups
l
Agribusiness
l
Aviation & Aerospace
l
Captive Consulting
l
Construction
l
Energy
l
Entertainment
l
Global Risks
l
Habitational
l
Healthcare
l
Higher Education
l
Hospitality
l
Institutional Services
l
Marine
l
Manufacturing
l
Personal
l
Professional Groups
l
Private Equity
l
Public Entity
l
Real Estate
l
Religious/Not-for-Profit
l
Restaurant
l
Scholastic
l
Technology/Telecom
l
Transportation

Growth – Domestic
l
Internal revenue drivers
Hiring new producers wanting:
•Access to our network, expertise and niches
•Infrastructure support
Growing our own producers through:
•Two-year internship program
•Career Launch program
Cross-selling and utilization of our worldwide
capabilities
Compensation from carriers

l
Organic
Substantial London operations
Hire experienced sales teams
We can now handle about any type of business
l
Opportunistic acquisitions/minority interests
l
Gallagher Optimus Network
Correspondent brokers and agents in more than
100 countries
Stages of partnership to investment
Growth – International

ARCTIC
OCEAN
ARCTIC
OCEAN
PACIFIC
ATLANTIC
PACIFIC
OCEAN
OCEAN
OCEAN
INDIAN
OCEAN

18 Gallagher Optimus Network

Growth – Acquisitions
l
Acquisitions
18,000 retail and wholesale brokerages and
agencies* in the U.S. (P&C and Benefits)
Many owned by baby boomers who need an
exit strategy yet still want to be in the business
Smaller number of consolidators
*According to Hales & Co, Inc.

20 ID MT WA CA UT NV AZ NM TX OK KS NE MN WI MO AR LA TN IL WV PA NY NH ME MA CT NJ DE MD IA CO WY SD ND OR OH MI KY MS AL GA FL SC NC VA VT RI IN AK HI Current Gallagher U.S. Locations

Larger Cities Where We Aren’t Located
Source for Acquisition Targets:
ID
68
MT
59
WA
282
CA
1,777
UT
122
NV
103
AZ
237
NM
77
TX
1,082
OK
181
KS
185
NE
137
MN
300
WI
315
MO
320
AR
109
LA
232
TN
340
IL
711
WV
78
PA
904
NY
1,425
NH
121
ME
112
MA
642
CT
331
NJ
699
DE
53
MD
301
IA
213
CO
221
WY
18
SD
47
ND
45
OR
181
OH
641
MI
524
KY
189
MS
126
AL
199
GA
467
FL
1,079
SC
189
NC
444
VA
317
VT
56
RI
IN
324
AK
36
HI
47
DC
23
Puerto Rico 53
Virgin Islands 2
Hales & Co., Inc. and D&B

Growth by Acquisition
l
Approx. 235 deals since 1985
l
Typical deal:
$2 to $10 million in revenues
2 to 5 producers/staff of 10 to 20
EBITDAC margins between 25% - 30%
2008 – paid 6.3x EBITDAC
2009 – paid 5.8x EBITDAC
l
Must fit into our sales culture!
See important disclosures regarding Non-GAAP measures on page 3
EBITDAC multiples are based on the initial recorded purchase price, which in 2009 includes the estimated fair value of earnout payable
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
2006 2007 2008 2009
Median EBITDAC Multiples

Risk Management Segment
l
2009 Revenues –
$453 million
Workers
Compensation  69%
Liability 27%
Property 4%
Domestic 85%
International 15%
See important disclosures regarding Non-GAAP measures on page 3
l
2009 EBITDAC –
$61 million

24 Risk Management Segment Revenues From Continuing Operations (In millions) $200 $250 $300 $350 $400 $450 $500 $550 8% CAGR $371 $401 $444 $465 $453 2005 2006 2007 2008 2009 2004 $346

25 l Growth Domestic International l Client service High quality standards Technology l Cost containment Risk Management Segment – Focus

RM Growth – Domestic
l
All organic
l
Over 84% non-Gallagher clients
l
Targeting
Mainly Fortune 1000 companies
Standard platform enables profitable service to
smaller accounts
l
Differentiation
Network focused or dedicated
–
flexibility
Client intimacy
Quality standards
Proprietary technology
National workers compensation capability

l
Fastest growing
Revenues –
5 year CAGR of 12.4%
l
In Australia, Canada, U.K. & New Zealand
l
Largely public entity but leveraging U.S. expertise
to penetrate commercial clients
l
Global technology capabilities
l
Standard claims process
RM Growth – International

AK
HI
AUSTRALIA
NEW ZELAND
SCOTLAND
ENGLAND
ID
MT
WA
CA
UT
NV
AZ
N
M
TX
OK
KS
NE
MN
WI
M
O
AR
LA
TN
IL
W
V
PA
NY
NH
ME
MA
CT
NJ
D
E
M
D
IA
CO
W
Y
SD
ND
OR
OH
MI
KY
MS
AL
GA
FL
SC
NC
VA
VT
RI
IN
ONTARIO
Risk Management Locations

Corporate Segment
l
Interest expense on debt
–
$8.8m/qrtr
l
Corporate operating expense
–
$1m/qrtr
l
Clean-Energy Facilities
–
potential of $6m to
$10m net earnings in 2010 while operating under
temporary regulatory permits and $40m/yr net
earnings from 2011 through 2019
Combination of pretax income and tax credits
under IRC Section 45
Full benefits require permanent regulatory permits
and satisfying other operating conditions

$0
$50
$100
$150
$200
$250
$300
$350
2003 2004 2005 2006 2007 2008 2009
Cash Generation* EBITDAC
Business Generates Cash*
* See important disclosures regarding Non-GAAP measures on page 3 and see Exhibit 1
(In millions)
- Dividend

Uses of Cash
l
Return cash to stockholders
Pay dividends –
$1.28/share and 5.4%* yield
Repurchase shares but currently favor
dividends
l
Buy brokers
Mix of cash and/or stock
Currently 75% stock and 25% cash
l
Neither segment needs substantial capital
or cap-ex
*At February 19, 2010

Prudent Balance Sheet
l
Flexibility remains – $436m available line of credit capacity at December 31, 2009
See important disclosures regarding Non-GAAP measures on page 3
Global
Insurance
Broker Avg S&P 1000
(millions) 2009 2009 2009
Total Debt $550
Stockholders' equity $893
Debt to Total Capital
(Debt/(Debt + Equity))
38% 39% 42%
Debt to EBITDAC* 1.6x 2.0x 5.4x
Source for S&P 1000 Data:  Thomson Reuters Spreadsheet Link
*Global Insurance Broker's EBITDAC adjusted for restructuring charges & unusual items
Gallagher

Focusing on Priorities
l
Top priorities:
Driving growth
Expense containment
Servicing our clients
•Helping them navigate troubled economy
•Continuing to increase quality service levels
•Expanding capabilities and options
Return cash to stockholders

34 l Questions & Answers

Exhibit 1
Short-cut To Understanding Cash Generation
(See GAAP cash flows in Statement of Cash Flows)
See important disclosures regarding
Non-GAAP measures on page 3
$ millions 2005 2006 2007 2008 2009
Brokerage & Risk Management EBITDAC from Continuing Operations
(adjusted for unusual items) 266 $      273 $       304 $      291 $      340 $
Stock compensation expense 16 25 19 18 16
Capital expenditures (23) (33) (41) (32) (24)
Interest expense on corporate debt & corporate overhead expenses (6) (6) (22) (35) (35)
Taxes paid (47) (31) (48) (40) (28)
Cash generation 206 $      228 $       212 $      202 $      268 $

36 For Additional Information l Website: www.ajg.com l Email: investor_relations@ajg.com l Marsha Akin Marsha_Akin@ajg.com l Phone: 630-285-3501